Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS


     I consent to the use in this Registration Statement on Form SB-2 of GSI Technologies USA Inc., of my report dated December 23,1999, appearing in the Prospectus which is part of this Registration Statement.

     I also consent to the reference to me under the heading "Experts" in such Prospectus.


                                             By:  /s/ Mark Cohen
                                                  --------------
                                                  Mark Cohen C.P.A.


Hollywood, Florida
April 25, 2000